EXHIBIT 10.10

AMENDMENT NO. 1
TO THE
PACIFICORP
EXECUTIVE VOLUNTARY DEFERRED COMPENSATION PLAN

This Amendment No.1 to the PacifiCorp Executive Voluntary Deferred Compensation Plan (“Plan”) shall be effective as of November __, 2008.

Section 1.28 of the Plan, definition of “Valuation Date”, is hereby amended by substituting the following in place thereof:

“1.28 “Valuation Date” means every day of the year.”

IN WITNESS WHEREOF, PacifiCorp has caused this instrument to be signed by its duly authorized officer on this 28th day of October, 2008.

PACIFICORP
By:	/s/ Gregory E. Abel
Gregory E. Abel, Chairman of the Board of Directors